                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)




     Massachusetts                       1-7211                   04-2068530
(State of incorporation)        (Commission File Number)        (IRS Employer
                                                             Identification No.)

    65 Grove Street, Watertown, MA             02472          (617) 926-2500
(Address of principal executive offices)     (Zip Code)       (Registrant's
                                                             telephone number,
                                                            including area code)

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                                      -2-


Item 5. Other Events and Required FD Disclosure.

      On November 18, 2003, Ionics, Incorporated and the shareholders and members of Ecolochem, Inc. and its affiliated companies (collectively, the "Ecolochem Group") entered into a Purchase Agreement that provides for the acquisition by Ionics of the stock and membership interests of the Ecolochem Group for $200 million in cash and 4,905,660 shares of Ionics common stock, in each case subject to adjustment as provided in the Purchase Agreement. This report is being filed to disclose the unaudited combined financial statements of the Ecolochem Group as of December 31, 2003 and for the three months ended December 31, 2003 and 2002, which appear as Exhibit 99.1 to this report and are incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired. None.

      (b)   Pro Forma Financial Information. None.

      (c)   Exhibits.

Exhibit Number    Description
--------------    -----------
Exhibit 99.1      The following combined financial statements of the Ecolochem Group:

                    Combined balance sheets as of December 31, 2003 (unaudited) and September 30, 2003

                    Combined statements of earnings for the three months ended ended December 31, 2003 and 2002 (unaudited)

                    Combined statements of cash flows for the three months ended ended December 31, 2003 and 2002 (unaudited)

                    Notes to combined financial statements


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                                      -3-


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IONICS, INCORPORATED


February 12, 2004                       By:     /s/ Stephen Korn
                                                --------------------------------
                                        Name:   Stephen Korn
                                        Title:  Vice President and General
                                                Counsel


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                                      -4-


                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
Exhibit 99.1      The following combined financial statements of the Ecolochem Group:

                    Combined balance sheets as of December 31, 2003 (unaudited) and
                    September 30, 2003

                    Combined statements of earnings for the three months ended ended December 31, 2003 and 2002 (unaudited)

                    Combined statements of cash flows for the three months ended ended December 31, 2003 and 2002 (unaudited)

                    Notes to combined financial statements